EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350, AS ADOPTED PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jiu Feng Investment Hong Kong Ltd, (the "Company") on Form 10-Q for the period ended November 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Yan Li, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 13th day of January, 2015.	/s/ Yan Li
Yan Li, Chief Financial Officer